UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2009

                           SENECA-CAYUGA BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                           000-52111                  16-160243
------------------------------    ----------------------      -------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


19 Cayuga Street, Seneca Falls, New York                             13148
----------------------------------------                             -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (315) 568-5855
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
The Company's subsidiary, Seneca Falls Savings Bank, announced today that the negotiations for the sale of its wholly owned subsidiary, Seneca-Cayuga Personal Services, LLC d/b/a Royce & Rosenkrans, Inc., have been terminated. The negotiations were called off as the acquirer's key principal had become ill and withdrew his participation in the purchase. The Bank will maintain ownership in this subsidiary, is not actively seeking a buyer, and subject to market conditions and its ability to attract qualified insurance brokerage experts, the Bank may expand the market presence of this subsidiary.




Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(a) Financial statements of businesses acquired. None.
(b) Pro forma financial information. None.
(c) Shell company transactions. None.
(d) Exhibits. None













                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           SENECA-CAYUGA BANCORP, INC.


DATE:  June 16, 2009                        By:  /s/ Menzo D. Case
                                                 -----------------
                                                 Menzo D. Case
                                                 President & CEO